UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 21, 2005

PETCO ANIMAL SUPPLIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23574	20-2148979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9125 Rehco Road

San Diego, California 92121

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 453-7845

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 22, 2005, PETCO Animal Supplies, Inc. (the “Company”) issued a press release regarding its financial results for the third fiscal quarter ended October 29, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such information shall not be incorporated by reference in any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Principal Officers;
Election of Directors; Appointment of Principal Officers.

As described in the press release attached hereto as Exhibit 99.2 and distributed on the same day, the Company’s Board of Directors has accepted the resignation of Board member Jonathan Coslet effective November 21, 2005. In addition, the Board elected David T. Ching as a director effective November 25, 2005. Coslet did not serve on any board committees.

Ching, 52, is Senior Vice President and Chief Information Officer for Safeway Inc., one of the largest food and drug retailers in North America, with 1,773 stores in the United States and Canada. Prior to joining Safeway in 1994, Ching was General Manager-North America for British American Consulting Group, a software/consulting firm focusing on the distribution and retail industry. He also held positions at Lucky Stores Inc., a subsidiary of the American Stores Companies, where he was Senior Vice President of Information Systems; at Bell Canada; and at Control Data Canada. Ching holds a master’s degree in management sciences from Stanford University, a master’s degree in computer sciences from the University of California, Berkeley, and a bachelor’s degree in electrical engineering from the University of Wisconsin, Madison.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release issued by PETCO Animal Supplies, Inc. on November 22, 2005 regarding financial results.

99.2	Press release issued by PETCO Animal Supplies, Inc. on November 22, 2005 regarding director transition.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 22, 2005	PETCO ANIMAL SUPPLIES, INC.

	By:	/s/ Rodney Carter
Rodney Carter
Senior Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by PETCO Animal Supplies, Inc. on November 22, 2005 regarding financial results.

99.2	Press release issued by PETCO Animal Supplies, Inc. on November 22, 2005 regarding director transition.

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